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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 1997

                            CORONADO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

     NEVADA                          33-33034-NY                    223161629

(State or other                   (Commission File               (IRS Employer
  Jurisdiction of                      Number)                   Identification
  Incorporation)                                                     Number)


      16929 East Enterprise Drive, Suite 202, Fountain Hills, Arizona    85268
               (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, including area code: (602) 837-6810

                                       N/A
          (Former name or former address, if changed since last report)

                                     Total number of pages including exhibits: 3
                                                        Exhibit index on page: 2
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Item 4.           Changes in Registrant's Certifying Accountant

(a)      Former Independent Accountant.

         On March 28, 1997, Arthur Andersen LLP ("Arthur Andersen") resigned as the certifying accountant for Coronado Industries, Inc. (the "Company"). Arthur Andersen was engaged on March 13, 1997 to audit the Company's financial statements for the fiscal year ended December 31, 1996. Arthur Andersen has not issued any report on the financial statements of the Company. The Company is aware of no disagreements or reportable events with respect to its relationship with Arthur Andersen. The Company has authorized Arthur Andersen to respond fully to the inquiries of any Company successor accountant concerning its engagement with the Company.

         The Company provided Arthur Andersen with a copy of all disclosures made in response to this Item and requested a letter, addressed to the Commission, stating whether the former accountant agrees with the statements made in such disclosures. A copy of any response letter from Arthur Andersen will be filed with the Commission by amendment, within two (2) days of receipt by the Company.

(b)      New Independent Accountant.

         The Company intends to, but has not yet engaged a new certifying accountant.

Item 7.           Financial Statements and Exhibits.

(c)      Exhibits                                                                                   Page:
                                                                                                    -----

         (16)     Letters Regarding Change in Certifying Accountant

                  16.1      Response letter of former certifying accountant
                            Arthur Andersen......................................(to be filed by amendment)

                  16.2      Response letter from new certifying
                            accountant...........................................(to be filed by amendment)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CORONADO INDUSTRIES, INC.
                                            a Nevada corporation
                                               (Registrant)


March 28, 1997                              By:      (signed) Gary R. Smith
                                                ---------------------------
                                                      Gary R. Smith, President
                                                     (Signature)